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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT HAVE 1934


         Date of Report (Date of earliest event reported) March 8, 2001

                               NUTRITION 21, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


         NEW YORK                          1-12106               11-2653613
         --------                          -------               ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              (Identification No.)


    4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK                 10577
    -----------------------------------------                 -----
    (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone no., including area code:               (914) 701-4500

                                    AMBI INC.
                                    ---------
          (Former name or former address, if changed since last report)

Item 5.  Other Events

At a meeting held on March 8, 2001, the shareholders of the Company approved a change of the Company's name from AMBI Inc. to Nutrition 21, Inc.


Item 7.  Financial Statements and Exhibits

              (a)      Exhibits.

              The following is filed with this report.


              Exhibit Number       Description
              --------------       --------------

              99.1                 Press Release dated March 8, 2001




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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date:  March 13, 2001

                                                  Nutrition 21, Inc.


                                                  By: /s/ BENJAMIN T. SPORN
                                                      -----------------------
                                                      Benjamin T. Sporn
                                                      Senior Vice President







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

                                  EXHIBIT INDEX


   Exhibit Number        Description
   --------------        --------------

       99.1              Press Release dated March 8, 2001








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

FOR IMMEDIATE RELEASE


                AMBI INC. CHANGES ITS NAME TO NUTRITION 21, INC.
                        NEW NASDAQ TRADING SYMBOL IS NXXI


         PURCHASE, N.Y., March 8, 2001 - AMBI Inc. (NASDAQ: AMBI) today announced that its shareholders have approved a change in the Company's name to Nutrition 21, Inc. The name change is effective immediately. The trading symbol of the common stock of the Company on the NASDAQ national market system will become NXXI effective Friday, March 9, 2001.

         Gail Montgomery, Nutrition 21's President and Chief Executive Officer, commented, "Nutrition 21 is a name that underscores our expertise in nutrition and our science based approach to the market. The "N" in our new trading symbol highlights our expertise in nutrition, and the roman numeral XXI emphasizes our scientific leadership in the category as we move into the twenty first century. Nutrition 21 has been and will continue to be a leader in developing and marketing clinically substantiated essential trace minerals, ingredients, and consumer nutrition products. Our success in marketing Chromax(R) chromium picolinate, Selenomax(R) selenium, and Lite Bites(R), our weight control program, is based on our strong intellectual property franchise and impressive clinical expertise."

         Nutrition 21 develops and markets clinically substantiated products that make a significant contribution to the health and well being of consumers."


                                      # # #

         THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE" AND OTHER SIMILAR EXPRESSIONS GENERALLY IDENTIFY FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE BASED ON THE COMPANY'S CURRENT EXPECTATIONS AND ARE SUBJECT TO MARKET, COMPETITIVE AND REGULATORY FACTORS AND THE OTHER RISKS AND UNCERTAINTIES INDICATED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. ACTUAL RESULTS CAN DIFFER MATERIALLY. THE COMPANY MAKES NO COMMITMENT TO DISCLOSE ANY REVISIONS TO FORWARD-LOOKING STATEMENTS.

COMPANY CONTACTS:

Gerald Shapiro, VP, Finance and Admin. and CFO                    (914) 701-4505
Investor Relations                                                (914) 701-4545


                               NUTRITION 21, INC.

4 Manhattanville Road, Suite 202 o Purchase, NY 10577-2197 o
Phone 914 701-4500 o 914-0860 o www.nutrition21.com




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